AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED BYLAWS

OF

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Bylaws of BlackRock MuniYield Quality Fund II, Inc. effective as of September 17, 2010 (the “Bylaws”) is made as of October 19, 2020 in accordance with Article VII, Section 1 of the Bylaws.  Capitalized terms used herein and not otherwise herein defined are used as defined in the Bylaws.

1.                  Article VI is amended to add the following as Section 4:

Section 4. Control Share Acquisition Act. Pursuant to Sections 3-702(b) and (c)(4) of the Maryland General Corporation Law (the “MGCL”), the board of directors has adopted a resolution that the Corporation shall be subject to Title 3, Subtitle 7 of the MGCL (the “Maryland Control Share Acquisition Act” or the “Act”), which shall apply to the voting rights of holders of  shares of stock of the Corporation acquired in a control share acquisition to the extent provided in such provisions of the MGCL. Notwithstanding the foregoing sentence, (1) no holder of shares of stock of the Corporation shall be entitled to exercise the rights of an objecting stockholder under Section 3-708 of the MGCL; (2) the Act shall not apply to the voting rights of the holders of any shares of preferred stock of the Corporation (but only with respect to such shares); (3) the Act shall not apply to the voting rights of any person acquiring shares of stock of the Corporation in a control share acquisition (as defined in the Act) if, prior to the acquisition, the person obtains approval of the board of directors exempting the acquisition from the Act specifically, generally, or generally by types, which exemption may include the person and the person’s affiliates or associates or other persons; and (4) to the extent that any provisions of the Act are determined to be inconsistent with the Investment Company Act of 1940, as amended, then any such provisions shall not apply.